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                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
                   Pursuant to Regulation FD Rules 100 and 101
       Date of Report (Date of earliest event reported): December 31, 2001
                    Newcourt Equipment Trust Securities 1999-1


                                   A New York
                                   Corporation


       Commission File                               I.R.S. Employer
        No. 108-2255                                 No. 13-7135550


                         c/o Bank of New York (Delaware)



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                                White Clay Center
                             Newark, Delaware 19711
                         Telephone Number (212) 815-2793

Item 9. Regulation FD Disclosure
Exhibit 99 - Annual Servicing Report



                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1

                         By: Capita Corporation, f/k/a AT&T Capital Corporation,
                             as Servicer


                         By: /s/ Eric S. Mandelbaum
                             Name: Eric S. Mandelbaum
                             Title: Vice President

Dated: February 5, 2002


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